                                   FORM 8-K-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 29549

                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2000



                               GIANT GROUP, LTD
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    1-4323                    23-0622690
--------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission               (IRS Employer
         incorporation)               File Number)           Identification No.)


9440 Santa Monica Blvd., Suite 407                                   90210
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:       (310) 273 5678
                                                    ----------------------------

Item 2.     Disposition of Assets
-------     ---------------------

     On October 31, 2000, Periscope Sportswear, Inc. ("Periscope"), a 100% wholly owned subsidiary of GIANT GROUP, LTD. ("GIANT"), executed and delivered a letter delivering peaceful possession of its assets to Century Business Credit Corporation ("Century"). Pursuant to the letter, all Periscope's receivables, inventory, fixed assets, and other assets listed as collateral in Periscope's August 1999 "Factoring Agreement" with Century were transferred to Century. As previously disclosed, Periscope was in default under its Factoring Agreement with Century. GIANT as a guarantor of $2 million of Periscope's obligations to Century, which resulted from the April 2000 amendment of Periscope's Cash Pledge Security agreement with Century, consented to this transaction and was released from its guarantee. In addition, GIANT has also provided $3 million of collateral under the 1999 Factoring Agreement with Century which maybe returned by Century to GIANT under certain circumstances.

Item 7. Financial Statements and Exhibits
-----------------------------------------

                               GIANT GROUP, LTD.
            UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                                            Proforma
                                                                        September 30,       Pro Forma    September 30,
                                                                            2000           Adjustments        2000
                                                                      -----------------   ---------------------------
                                                                     (Dollars in thousands, except per share amounts)
Cash and cash equivalents                                                 $  1,441                           $  1,441
Marketable securities                                                        4,530                              4,530
Other current assets                                                         1,518                              1,518
                                                                          --------                           --------

      Total current assets                                                   7,489                              7,489
Property and equipment, net                                                    133                                133
Other long-term assets                                                       1,445                              1,445
                                                                          -------------------------------------------
      Total Assets                                                        $  9,067           $     -         $  9,067
                                                                          ===========================================

LIABILITIES AND STOCKHOLDERS' DEFICIT
-------------------------------------

Net liabilities from discontinued operations                              $ 11,386    (a)    $ 3,759         $ 15,145
Other liabilities                                                            1,310                              1,310
                                                                          --------           ------------------------
      Total liabilities                                                     12,696             3,759           16,455
                                                                          --------           ------------------------
Common stock                                                                    73                                 73
Capital in excess of par value                                              35,546                             35,546
Accumulated other comprehensive income -
 unrealized gains on marketable securities, net                                214                                214
Retained deficit                                                           (10,622)   (a)     (3,759)         (14,381)
Treasury stock, at cost                                                    (28,840)                           (28,840)

                                                                          --------           ------------------------
      Total stockholders' deficit                                           (3,629)           (3,759)          (7,388)
                                                                          --------           ------------------------
      Total liabilities and stockholders' deficit                         $  9,067           $     -         $  9,067
                                                                          ========           ========================


NOTES TO THE UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------

(a) The Company's Unaudited Proforma Condensed Consolidated Balance Sheet as of September 30, 2000, the most recent period for which a balance sheet has been presented, has been prepared assuming that Century Business Credit Corporation took peaceful possession of Periscope's assets on September 30, 2000 and not on October 31, 2000, as reported. Net liabilities from discontinued operations reported on September 30, 2000 included Periscope assets of $3,759. The proforma adjustment consists of the write-off of these assets resulting in an increase to net liabilities from discontinued operations and an increase to retained deficit of $3,759.

                               GIANT GROUP, LTD.
             UNAUDITED PROFORMA CONDENSED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999

                                                                                                   Proforma
                                                                              As Reported        Adjustments       Proforma
                                                                              -----------        -----------      ----------
                                                                             (Dollars in thousands, except per share amounts)

Net sales                                                                       $  72,631 (b)     $ (72,631)      $        -
Cost of sales                                                                      62,845 (b)       (62,845)               -
                                                                                ---------         ---------       ----------
Gross profit                                                                        9,786            (9,786)               -
                                                                                ---------         ---------       ----------

Costs and expenses:
   Selling and shipping                                                             9,342 (b)        (9,342)               -
   General and administrative                                                       7,313 (b)        (3,742)           3,571
   Depreciation and other                                                           1,250 (b)          (214)           1,036
   Writedown of apparel investment, including goodwill                             27,999 (b)       (27,999)               -
   Reserve for other receivables                                                    3,029 (b)        (2,548)             481
                                                                                ---------         ---------       ----------
                                                                                   48,933           (43,845)           5,088
                                                                                ---------         ---------       ----------

Loss from operations                                                              (39,147)           34,059           (5,088)
                                                                                ---------         ---------       ----------

Other income (expense):
    Investment and other income                                                       928 (b)            70              998
    Gain on the sale of marketable securities                                         426                                426
    Gain on sale of property and equipment                                            239                                239
    Factoring and financing costs                                                  (3,187)(b)         3,151              (36)
                                                                                ---------         ---------       ----------
                                                                                   (1,594)            3,221            1,627
                                                                                ---------         ---------       ----------

    Loss on affiliate transactions                                                 (2,981)                            (2,981)
                                                                                ---------         ---------       ----------

Loss before benefit for income taxes                                              (43,722)(b)        37,280           (6,442)
Benefit for income taxes                                                           (2,542)(b)         2,849              307
                                                                                ---------         ---------       ----------
Net loss                                                                        $ (46,264)        $  40,129       $  (6,135)
                                                                                =========         =========       ==========

Basic earnings per common share                                                                                       ($1.93)
Diluted earnings per common share                                                                                     ($1.93)

Weighted average shares outstanding - basic                                                                        3,184,000
Weighted average shares outstanding - diluted                                                                      3,184,000


NOTES TO THE UNAUDITED PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
---------------------------------------------------------------------

(b) The unaudited proforma consolidated statement of operations for the year ended December 31, 1999 assumes that Century Business Credit Corporation took peaceful possession of Periscope's assets on January 1, 1999 and not on October 31, 2000, as reported. Proforma adjustments consist of eliminating the results of Periscope's operations for the twelve months ended December 31, 1999. In addition, the Company recorded an expense related to the write-off of a receivable due from Periscope of $481. Weighted average shares reported for the year ended December 31, 1998 for basic earnings per share calculation for 1998 were used.

     The Company has presented Periscope's operations as discontinued for the three and nine-months ended September 30, 2000 in its consolidated statement of operations for the three and nine-months ended September 30, 2000 included in the Company's Form 10-Q previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 27, 2000         By: /s/ Pasquale A. Ambrogio
                                   ---------------------------------------------
                                        Vice-President, Chief Financial Officer,
                                        Secretary and Treasurer